UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Seneca Street, Suite 507, Buffalo, New York (Address of Principal Executive Office)	14204 (Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value	XXII	NASDAQ Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

On April 4, 2023, a subsidiary of 22nd Century Group, Inc. (the “Company”) entered into a License and Distribution Agreement (the “Agreement”) with Cookies Creative Consulting & Promotions, Inc. (“Cookies”). Pursuant to the Agreement, Cookies granted the Company an exclusive license to manufacture and distribute certain Cookie’s branded hemp-derived hemp/cannabis products to retailers within the United States for a period of three years, with the Company having an option to extend the Agreement for an additional three-year period if certain retailer milestones are met during the initial term. During the term of the Agreement, the Company will pay Cookies a monthly license fee equal to a percentage of the net profits generated by the Company under the Agreement. In consideration for the exclusivity under the Agreement, the Company agreed to issue Cookies five million shares of unregistered common stock of the Company, subject to a lock-up during the first year after the issuance.

The foregoing summary of the Agreement is subject to, and qualified in its entirety by, the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 above in relation to the issuance of the shares of common stock to Cookies is incorporated by reference into this Item 3.02. The shares were offered and sold in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On April 5, 2023, the Company issued a press release regarding the Agreement with Cookies, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this item (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01(d):	Financial Statements and Exhibits.

Exhibit 99.1	Press Release
Exhibit 104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Peter Ferola
Date: April 5, 2023	Peter Ferola
Chief Legal Officer